Exhibit 10.3

AMENDMENT TO TAX RECEIVABLE AGREEMENT

This AMENDMENT TO TAX RECEIVABLE AGREEMENT (the “Agreement”) is entered into as of October 30, 2023, by and among Sunlight Financial Holdings Inc., a Delaware corporation (the “Corporate Taxpayer”), and the Supermajority TRA Holders (as defined below).

RECITALS

WHEREAS, the Corporate Taxpayer and the Supermajority TRA Holders are parties to that certain Tax Receivable Agreement, dated as of July 9, 2021 (the “TRA”);

WHEREAS, in connection herewith, the Corporate Taxpayer, the undersigned TRA Holders collectively constituting the Supermajority TRA Holders (the “Supermajority TRA Holders”) and certain other Persons are entering into that certain Restructuring Support Agreement (the “RSA”) dated as of October 30, 2023;

WHEREAS, pursuant to Section 7.7 of the TRA, no provision of the TRA may be amended unless such amendment is approved in writing by each of the Corporate Taxpayer and the Supermajority TRA Holders;

WHEREAS, the parties hereto desire to amend the TRA pursuant to its terms to provide that (i) the TRA will be terminated in its entirety on the Support Effective Date (as defined in the RSA) and (ii) no party to the TRA shall have any further rights, benefits or obligations under the TRA of any kind whatsoever, whether arising before, on or after the date of the TRA’s termination; and

WHEREAS, this Agreement is entered into by the Supermajority TRA Holders in consideration for the mutual settlements and releases, including the releases by the Debtors of the Supermajority TRA Holders, contained in the RSA and the Prepackaged Plan (as defined in the RSA, and such releases the “Releases”).

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and for other valuable consideration (including the consideration provided under the RSA), the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1            Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the TRA. To the extent there is a conflict or inconsistency between the terms of this Agreement and the terms of the TRA (prior to giving effect to this Agreement), the terms of this Agreement shall govern and control.

ARTICLE II
TRA TERMINATION

2.1            TRA Termination.         The parties hereto agree that (subject to the proviso set forth in Section 5.3) the following events shall occur without the requirement for any further action by any of the parties hereto. The parties agree that (i) the TRA shall be automatically terminated in its entirety on the Support Effective Date and (ii) as of such termination, no party hereto shall have any further rights, benefits or obligations under the TRA of any kind whatsoever, whether arising before, on or after the date of the TRA’s termination, specifically including, but not limited to, (a) any obligation of the Corporate Taxpayer, the Reorganized Debtors (as defined in the RSA), or any other party hereto to make an Early Termination Payment, a Tax Benefit Payment, or any other payment of any kind pursuant to the TRA and/or (b) the TRA Holders right to receive (or be entitled to receive) such Early Termination Payment, Tax Benefit Payment, or any other payment of any kind pursuant to the TRA.

2.2            Acknowledgement.       Each of the Supermajority TRA Holders hereby acknowledges and agrees that it is foregoing substantial economic, financial and pecuniary benefits from terminating the TRA pursuant to this Agreement and it is doing so voluntarily and with a full understanding that it is foregoing such benefits in consideration of the promises, covenants, and mutual agreements set forth in the RSA.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE CORPORATE TAXPAYER

3.1            Representations and Warranties of the Corporate Taxpayer. The Corporate Taxpayer represents and warrants to the other parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)            Authorization of Transaction. The Corporate Taxpayer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Corporate Taxpayer of this Agreement and the performance by the Corporate Taxpayer of this Agreement and the consummation by the Corporate Taxpayer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Corporate Taxpayer. This Agreement has been duly and validly executed and delivered by the Corporate Taxpayer and constitutes a valid and binding obligation of the Corporate Taxpayer, enforceable against the Corporate Taxpayer in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b)            Non-contravention. Neither the execution and delivery by the Corporate Taxpayer of this Agreement, nor the consummation by the Corporate Taxpayer of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of the Corporate Taxpayer, (ii) require on the part of the Corporate Taxpayer any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Corporate Taxpayer or any of its properties or assets.

(c)            No Additional Representations. The Corporate Taxpayer acknowledges that no person or entity has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Supermajority TRA Holders furnished or made available to the Corporate Taxpayer and its representatives except as expressly set forth in this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SUPERMAJORITY TRA HOLDERS

4.1            Representations and Warranties of the Supermajority TRA Holder. Each Supermajority TRA Holder represents and warrants to the other parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a)            Authorization of Transaction. Each Supermajority TRA Holder taken together with each of the other undersigned Supermajority TRA Holders collectively constitute the Supermajority TRA Holders, and the Supermajority TRA Holders, as such, have all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and to perform their obligations hereunder. The execution and delivery by each Supermajority TRA Holder of this Agreement and the performance by each Supermajority TRA Holder of this Agreement and the consummation by each Supermajority TRA Holder of the transactions contemplated hereby have been duly and validly authorized by all necessary action (corporate or otherwise) on the part of each such Supermajority TRA Holder. This Agreement has been duly and validly executed and delivered by each Supermajority TRA Holder and constitutes a valid and binding obligation of each such Supermajority TRA Holder, enforceable against such Supermajority TRA Holder in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b)           Non-contravention.         Neither the execution and delivery by each Supermajority TRA Holder of this Agreement, nor the consummation by each Supermajority TRA Holder of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Supermajority TRA Holder, as applicable, (ii) require on the part of such Supermajority TRA Holder any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Supermajority TRA Holder or any of its properties or assets.

(c)            No Additional Representations.         Each Supermajority TRA Holder acknowledges that no person or entity has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporate Taxpayer furnished or made available to such Supermajority TRA Holder and its representatives except as expressly set forth in this Agreement.

ARTICLE V
MISCELLANEOUS

5.1         Counterparts.         This Agreement may be executed by one or more of the parties hereto in one or more counterparts, all of which shall be considered one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile transmission or otherwise (including an electronically executed signature page in portable document format (.pdf)) shall be as effective as delivery of a manually signed counterpart of this Agreement.

5.2         Governing Law.         This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

5.3         Effectiveness and Termination.         This Agreement will become effective upon the date on which the following conditions precedent are first satisfied: (a) the Corporate Taxpayer shall have received from each Supermajority TRA Holder an executed counterpart of this Agreement, and (b) the Support Effective Date (as defined in the RSA) shall have occurred; provided that (subject to the effectiveness of the following sentence) this Agreement shall terminate, be void ab initio and of no force and effect upon the valid termination of the RSA as to the Consenting Equity Holders (as defined in the RSA) in accordance with its terms. Following the termination of this Agreement, (i) all obligations of each of the parties hereunder will terminate, without any liability or other obligation on the part of any party hereto to any person in respect of this Agreement or the obligations hereunder, (ii) no party hereto shall have any claim against another party hereto (and no person shall have any rights against another party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations hereunder, and (iii) the TRA shall remain in full force and effect, without any amendment or modification thereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
Name:	Matthew Potere
Title:	Chief Executive Officer

[Signature Page to Amendment to Tax Receivable Agreement]

TIGER INFRASTRUCTURE PARTNERS co-invest b LP

in its CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	Tiger Infrastructure Associates GP Co-Invest B LP, its general partner

By:	Emil Henry VI LLC, its general partner

By:	Henry Tiger Holdings III LLC, its sole member

By:	Emil Henry LLC, its managing member

By:	/s/ Emil W. Henry, Jr.
Name:	Emil W. Henry, Jr.
Title:	Managing Member

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Tiger Infrastructure Partners LP
717 Fifth Avenue – Suite 12a
New York, NY 10022
Attention: Danielle J. Hunt

[Signature Page to Amendment to Tax Receivable Agreement]

TIGER INFRASTRUCTURE PARTNERS sunlight feeder LP

in its CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	Tiger Infrastructure Associates GP LP, its general partner

By:	Emil Henry IV LLC, its general partner

By:	Henry Tiger Holdings II LLC, its sole member

By:	Emil Henry LLC, its managing member

By:	/s/ Emil W. Henry, Jr.
Name:	Emil W. Henry, Jr.
Title:	Managing Member

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Tiger Infrastructure Partners LP
717 Fifth Avenue – Suite 12a
New York, NY 10022
Attention: Danielle J. Hunt
Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]

FTV V, L.P.

in its CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	FTV Management V, L.L.C.
Its:	General Partner

By:	/s/ Andy Fleischman
Name:	Andy Fleischman
Title:	Managing Member

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

535 Madison Avenue, Floor 32
New York, NY 10022
Attention: Andy Fleischman
Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]

MATTHEW R. POTERE

in HIS CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	/s/ Matthew R. Potere

Name:	Matthew R. Potere

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Matthew Potere
101 North Tryon Street
Suite 900
Charlotte, NC 28246

Email: [TEXT REDACTED]

MATTHEW R. POTERE (GRAT)

in ITS CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	/s/ Matthew R. Potere

Name:	Matthew R. Potere

Title:	Chief Executive Officer

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Matthew R. Potere (GRAT)
101 North Tryon Street
Suite 900
Charlotte, NC 28246
Attention: Matt Potere
Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]

TIMOTHY PARSONS

in HIS CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	/s/ Timothy Parsons

Name:	Timothy Parsons

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Timothy Parsons
101 North Tryon Street
Suite 900
Charlotte, NC 28246

Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]

scott mulloy

in HIS CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	/s/ Scott Mulloy

Name:	Scott Mulloy

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

Scott Mulloy
101 North Tryon Street
Suite 900
Charlotte, NC 28246

Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]

JOSHUA GOLDBERG

in HIS CAPACITY as A SUPERMAJORITY TRA HOLDER

By:	/s/ Joshua Goldberg

Name:	Joshua Goldberg

Percentage (%) of Tax Benefit Payment under Tax Receivable Agreement: [TEXT REDACTED]

Notice Address:

ED Umbrella Holdings, LLC
c/o Sunstone Credit, Inc.
37 West 20th Street
New York, NY 10011
Attention: Joshua Goldberg

Email: [TEXT REDACTED]

[Signature Page to Amendment to Tax Receivable Agreement]